TAKING THE GUESSWORK OUT OF CANNABIS

FULL COMPLIANCE TESTING SERVICES - CALL FOR APPOINTMENT OR PICKUP

PORTLAND	EUGENE	MEDFORD	BEND
503-405-1077	541-505-9193	541-668-7444	541-382-2760

EVIOLABS · OREGON ANALYTICAL SERVICES · KenevirResearch · EVIOLABS



CANNABINOIDS
RESIDUAL SOLVENTS
PESTICIDES
PLANT INSPECTIONS
MICROBIOLOGICAL
TERPENES
888-544-EVIO (3846)
www.eviolabs.com
EVIOLABS